Emerging Markets Growth FundSM
Investment portfolio
September 30, 2019
unaudited
Common stocks 93.71% Asia-Pacific 72.25% China 31.61%	Shares	Value (000)
Alibaba Group Holding Ltd. (ADR)[1]	174,021	$29,102
BOC Aviation Ltd.	955,300	8,818
Cansino Biologics Inc., Class H1	867,400	3,696
China Gas Holdings Ltd.	2,292,000	8,861
China Merchants Bank Co., Ltd., Class H	5,584,000	26,574
China Oilfield Services Ltd., Class H	10,043,339	12,007
China Overseas Land & Investment Ltd.	17,129,950	53,875
China Overseas Property Holdings Ltd.	4,281,000	2,114
China Resources Land Ltd.	10,284,787	43,106
China Tower Corp. Ltd., Class H	37,280,000	8,467
CNOOC Ltd.	1,231,000	1,878
CNOOC Ltd. (ADR)	19,400	2,954
Ctrip.com International, Ltd. (ADR)[1]	1,886,317	55,250
ENN Energy Holdings Ltd.	589,300	6,098
Gree Electric Appliances, Inc. of Zhuhai, Class A	904,556	7,261
Hangzhou Tigermed Consulting Co., Ltd., Class A	3,806,794	33,090
Huazhu Group Ltd. (ADR)	1,295,800	42,787
Hutchison China MediTech Ltd.	28,180	99
Hutchison China MediTech Ltd. (ADR)[1]	1,757,993	31,363
HUYA, Inc. (ADR)[1]	603,900	14,276
IMAX China Holding, Inc.	1,680,929	3,968
Jiangsu Hengrui Medicine Co., Ltd., Class A	6,707,406	75,809
Kweichow Moutai Co., Ltd., Class A	71,358	11,496
Longfor Group Holdings Ltd.	14,369,613	53,718
Midea Group Co., Ltd., Class A	857,316	6,137
Noah Holdings Ltd., Class A (ADR)[1]	457,943	13,372
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,832,700	44,035
Shanghai Fosun Pharmaceutical (Group) Co., Ltd., Class H	2,460,532	6,608
Tencent Holdings Ltd.	1,693,300	71,338
Yunnan Energy New Material Co., Ltd., Class A	747,573	3,493
		681,650
Hong Kong 8.57%
AIA Group Ltd.	7,748,000	73,202
BeiGene, Ltd. (ADR)[1]	334,000	40,902
Galaxy Entertainment Group Ltd.	7,015,000	43,633
Hong Kong Exchanges and Clearing Ltd.	392,600	11,521
Jardine Matheson Holdings Ltd.	19,700	1,054
Wynn Macau, Ltd.	7,479,429	14,601
		184,913
India 11.63%
Asian Paints Ltd.	180,999	4,501
Axis Bank Ltd.	95,792	926
Berger Paints India Ltd.	1,143,987	7,019
Bharti Airtel Ltd.	4,323,742	22,394
Emerging Markets Growth Fund — Page 1 of 10

unaudited
Common stocks (continued) Asia-Pacific (continued) India (continued)	Shares	Value (000)
City Union Bank Ltd.	2,273,376	$7,014
Colgate-Palmolive (India) Ltd.	143,916	3,054
Godrej Consumer Products Ltd.	266,758	2,587
HDFC Bank Ltd.	2,825,632	48,940
HDFC Bank Ltd. (ADR)	70,386	4,015
Housing Development Finance Corp. Ltd.	758,723	21,166
ICICI Bank Ltd.	2,506,601	15,340
ICICI Bank Ltd. (ADR)	1,817,470	22,137
Indian Energy Exchange Ltd.[1]	905,082	1,541
IndusInd Bank Ltd.	930,745	18,171
Info Edge (India) Ltd.	289,350	8,252
Kotak Mahindra Bank Ltd.	947,178	21,978
Maruti Suzuki India Ltd.	85,154	8,069
Nestlé India Ltd.	14,844	2,909
TeamLease Services Ltd.	384,017	16,391
United Spirits Ltd.[1]	1,128,661	10,623
Varun Beverages Ltd.	416,917	3,672
		250,699
Indonesia 6.14%
Astra International Tbk PT	52,832,600	24,565
Bank Central Asia Tbk PT	14,202,500	30,366
Bank Mandiri (Persero) Tbk PT, Series B	18,293,708	8,989
Bank Rakyat Indonesia (Persero) Tbk PT	50,856,000	14,760
Elang Mahkota Teknologi Tbk PT	44,370,000	17,035
Indocement Tunggal Prakarsa Tbk PT	1,231,100	1,624
Matahari Department Store Tbk PT	15,902,703	3,843
PT Bank Tabungan Pensiunan Nasional Syariah Tbk[1]	80,597,200	18,737
PT Surya Citra Media Tbk	84,667,444	6,919
Semen Indonesia (Persero) Tbk PT	6,903,500	5,617
		132,455
Philippines 1.91%
Ayala Corp.	599,340	10,228
Bloomberry Resorts Corp.	83,963,564	17,593
International Container Terminal Services, Inc.	5,775,196	13,416
		41,237
Singapore 0.45%
Yoma Strategic Holdings Ltd.	42,698,332	9,731
South Korea 4.52%
Hugel, Inc.[1]	28,234	9,099
Hyundai Motor Co.	65,296	7,315
NAVER Corp.	34,970	4,590
Samsung Electronics Co., Ltd.	1,528,887	62,695
Samsung Electronics Co., Ltd. (GDR)[2]	12,721	12,950
SK hynix, Inc.	13,159	904
		97,553
Emerging Markets Growth Fund — Page 2 of 10

unaudited
Common stocks (continued) Asia-Pacific (continued) Taiwan 5.79%	Shares	Value (000)
CTCI Corp.[3]	527,100	$708
Delta Electronics, Inc.[3]	518,521	2,213
Gourmet Master Co., Ltd.[3]	344,000	1,580
MediaTek Inc.[3]	2,427,042	28,774
Taiwan Semiconductor Manufacturing Co., Ltd.[3]	10,022,094	87,770
Vanguard International Semiconductor Corp.[3]	1,855,000	3,735
		124,780
Thailand 0.34%
TISCO Financial Group PCL, foreign registered	2,173,200	7,283
Vietnam 1.29%
Masan Group Corp.[1]	3,918,770	13,259
Vinhomes JSC	3,788,115	14,580
		27,839
Total Asia-Pacific		1,558,140
Eastern Europe and Middle East 8.31% Belgium 0.06%
Anheuser-Busch InBev SA/NV	13,957	1,330
Hungary 0.22%
Wizz Air Holdings PLC[1]	106,929	4,753
Kingdom of Saudi Arabia 0.14%
Al Rajhi Banking and Investment Corp., non-registered shares	173,562	2,929
Romania 0.20%
OMV Petrom SA	44,347,568	4,304
Russian Federation 5.40%
Aeroflot - Russian Airlines PJSC	598,000	951
Alrosa PJSC	12,838,882	14,748
Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,4,5,6,7	43,189,451	13,488
Baring Vostok Private Equity Fund IV, LP1,3,4,5,6,7	23,570,820	9,320
Detsky Mir PJSC	1,317,840	1,807
Moscow Exchange MICEX-RTS PJSC	2,555,209	3,733
New Century Capital Partners, LP1,3,4,5,7	5,247,900	340
Rosneft Oil Co. PJSC (GDR)	1,351,500	8,671
Sberbank of Russia PJSC	2,419,579	8,495
Sberbank of Russia PJSC (ADR)	2,305,200	32,676
TCS Group Holding PLC (GDR)[2]	241,300	4,223
Yandex NV, Class A1	514,135	18,000
		116,452
Slovenia 0.38%
Nova Ljubljanska banka dd (GDR)	682,794	8,082
Emerging Markets Growth Fund — Page 3 of 10

unaudited
Common stocks (continued) Eastern Europe and Middle East (continued) Turkey 1.58%	Shares	Value (000)
Akbank TAS[1]	23,730,163	$34,122
Aktas Elektrik Ticaret AS1,3,4	4,273	—[8]
		34,122
United Arab Emirates 0.33%
DP World PLC	286,297	4,005
First Abu Dhabi Bank PJSC, non-registered shares	776,043	3,178
		7,183
Total Eastern Europe and Middle East		179,155
Latin America 7.96% Argentina 0.69%
Despegar.com, Corp.[1]	444,800	5,035
Loma Negra Compania Industrial Argentina SA (ADR)[1]	1,714,266	9,857
		14,892
Brazil 4.75%
BR Malls Participacoes SA, ordinary nominative	335,900	1,165
CCR SA, ordinary nominative	5,924,589	24,597
Centro de Imagem Diagnosticos SA	2,106,255	9,758
Cyrela Brazil Realty SA, ordinary nominative	929,472	5,380
ENGIE Brasil Energia SA, ordinary nominative (ADR)	6	—[8]
Estre Ambiental Inc.[2]	739,920	355
Gerdau SA (ADR)	1,111,800	3,502
Hypera SA, ordinary nominative	2,675,317	21,590
Lojas Americanas SA, ordinary nominative	1,381,577	4,964
Nexa Resources SA	766,900	7,217
OdontoPrev SA, ordinary nominative	1,050,400	4,085
Omega Geracao SA1	813,500	6,412
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	486,100	7,034
Vale SA, ordinary nominative	357,327	4,107
Vale SA, ordinary nominative (ADR)	198,623	2,284
		102,450
Chile 0.19%
Enel Américas SA	510,764	94
Enel Américas SA (ADR)	429,989	3,917
		4,011
Mexico 1.33%
América Móvil, SAB de CV, Series L (ADR)	1,707,046	25,367
Fomento Económico Mexicano, SAB de CV	350,600	3,216
		28,583
Peru 1.00%
Credicorp Ltd.	103,928	21,663
Total Latin America		171,599
Other markets 2.72% Denmark 0.69%
Carlsberg A/S, Class B	100,737	14,890
Emerging Markets Growth Fund — Page 4 of 10

unaudited
Common stocks (continued) Other markets (continued) France 0.16%	Shares	Value (000)
Edenred SA	70,590	$3,388
Netherlands 0.24%
Prosus NV1	71,130	5,221
Portugal 0.12%
Galp Energia, SGPS, SA, Class B	172,138	2,594
United Kingdom 0.86%
Airtel Africa PLC[1]	11,868,400	7,413
British American Tobacco PLC	117,700	4,353
PZ Cussons PLC	944,520	2,352
Sedibelo Platinum Mines Ltd.[1,3,4]	17,665,800	4,452
		18,570
United States 0.65%
MercadoLibre, Inc.[1]	20,658	11,387
Samsonite International SA	1,284,765	2,721
		14,108
Total Other markets		58,771
Africa 2.47% Federal Republic of Nigeria 0.16%
Guaranty Trust Bank PLC	42,419,049	3,413
South Africa 2.31%
AngloGold Ashanti Ltd.	184,192	3,455
Dis-Chem Pharmacies Ltd.	3,362,906	4,996
Discovery Ltd.	1,896,601	14,283
JSE Ltd.	1,030,978	8,918
Mr Price Group Ltd.	114,359	1,195
Naspers Ltd., Class N	71,130	10,779
Shoprite Holdings Ltd.	585,828	4,744
Telkom SA SOC Ltd.[1]	328,519	1,531
		49,901
Total Africa		53,314
Total common stocks (cost: $1,569,283,000)		2,020,979
Preferred securities 2.15% Latin America 2.15% Brazil 2.15%
Azul SA, preferred shares (ADR)[1]	48,100	1,723
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	800,590	2,761
GOL Linhas Aéreas Inteligentes SA, preferred nominative[1]	212,000	1,648
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)	714,800	11,058
Lojas Americanas SA, preferred nominative	722,600	3,471
Emerging Markets Growth Fund — Page 5 of 10

unaudited
Preferred securities (continued) Latin America (continued) Brazil (continued)	Shares	Value (000)
Petróleo Brasileiro SA (Petrobras), preferred nominative	3,513,800	$23,299
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	177,220	2,329
		46,289
Total preferred securities (cost: $39,826,000)		46,289
Rights & warrants 0.13% Asia-Pacific 0.13% China 0.13%
Fujian Kuncai Material Technology Co., Ltd., Class A, warrants, expire 2021[2,3]	1,392,732	2,790
Total rights & warrants (cost: $3,069,000)		2,790
Convertible bonds 0.00% Asia-Pacific 0.00% China 0.00%	Principal amount (000)
Fu Ji Food and Catering Services Holdings Ltd., convertible notes, 0% 2020[3,4,9]	CNY97,700	—[8]
Total convertible bonds (cost: $0)		—[8]
Short-term securities 3.39% Money market investments 3.39%	Shares
Capital Group Central Cash Fund 2.07%[10]	730,641	73,057
Total short-term securities (cost: $73,060,000)		73,057
Total investment securities 99.38% (cost: $1,685,238,000)		2,143,115
Other assets less liabilities 0.62%		13,477
Net assets 100.00%		2,156,592
Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. In addition, Capital International Private Equity Fund IV, LP was considered an affiliate since this issuer had the same investment adviser as the fund. Further details on this holding and related transactions during the three months ended September 30, 2019, appear below.
	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Common stocks 0.00%
Other markets 0.00%
United States 0.00%
Capital International Private Equity Fund IV, LP1,3,11	50,842,740	14,506	50,857,246	—	$(7,005)	$6,991	$—	$—
Emerging Markets Growth Fund — Page 6 of 10

unaudited
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,710,000, which represented .82% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $155,170,000, which represented 7.20% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Amount less than one thousand.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 9/30/2019.
[11]	Unaffiliated issuer at 9/30/2019.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007-8/29/2019	$36,198	$13,488.62%
Baring Vostok Private Equity Fund IV, LP	4/25/2007-8/29/2019	17,808	9,320.43
New Century Capital Partners, LP	12/7/1995	—	340.02
Total private placement securities		$ 54,006	$ 23,148	1.07%
Emerging Markets Growth Fund — Page 7 of 10

unaudited
Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews
Emerging Markets Growth Fund — Page 8 of 10

unaudited
changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2019 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$1,433,360	$124,780	$—	$1,558,140
Eastern Europe and Middle East	156,007	—	23,148	179,155
Latin America	171,599	—	—	171,599
Other markets	54,319	—	4,452	58,771
Africa	53,314	—	—	53,314
Preferred securities	46,289	—	—	46,289
Rights & warrants	—	2,790	—	2,790
Convertible bonds	—	—	—*	—*
Short-term securities	73,057	—	—	73,057
Total	$1,987,945	$127,570	$27,600	$2,143,115
*	Amount less than one thousand.
The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the three months ended September 30, 2019 (dollars in thousands):
	Beginning value at 7/1/2019	Transfers into Level 3†	Purchases	Sales	Net realized loss	Unrealized appreciation	Transfers out of Level 3†	Ending value at 9/30/2019
Private equity funds	$24,987	$—	$273	$(107)	$(7,005)	$5,000	$—	$23,148
Other securities	3,642	—	—	—	—	810	—	4,452
Total	$28,629	$—	$273	$(107)	$(7,005)	$5,810	$—	$27,600
Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2019								$5,810
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
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unaudited
Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.
The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of September 30, 2019.
The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities
(dollars in thousands):
	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable inputs	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$23,148	$1,714	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%
*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

Key to abbreviations
ADR = American Depositary Receipts
CNY = Chinese yuan renminbi
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2019 Capital Group. All rights reserved.
MFGEFPX-015-1119O-S73221	Emerging Markets Growth Fund — Page 10 of 10